UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 339-6011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Restaurant Brands International Inc., a corporation organized under the laws of Canada (the “Company”), is conducting investor meetings to provide an overview of its international businesses, and has posted a presentation which can be found in the “Investor Relations—Events & Presentations” section of the Company’s website (https://www.rbi.com/English/investors/events-and-presentations/default.aspx).

The information furnished under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: September 11, 2023	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary